SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

June 20, 2008
Date of Report (Date of earliest event reported)

BIOFIELD CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-27848	13-3703450
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

King of Prussia Business Center, Suite C
1019 West Ninth Avenue
King of Prussia, PA 19406
 (Address of principal executive offices)

(215) 972-1717
(Registrant’s telephone number, including area code)

(Former name or former address,
if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ]  Written communications pursuant to Rule 425 under the Securities Act
[    ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[    ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
[    ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 23, 2008, the registrant’s board of directors (the “Board”) appointed Dr. Dominic Man-Kit Lam to the Board.  On the same day, James MacKay stepped down as chairman of the Board and the Board appointed Dr. Lam as chairman of the Board.  Mr. MacKay will remain on the Board.

Dr. Lam’s achievements have been recognized at the highest levels in China and the United States. Dr. Lam (60 years old) received the Presidential Medal of Merit from President Bush who also appointed him to a Presidential Committee in 1989. Dr. Lam obtained his bachelor, masters and doctorate degrees by the age of 22 (Lakehead University, B.S. Mathematics, 1967; University of British Columbia, M.S. Theoretical Physics, 1968; University of Toronto, Ph.D. Medical Biophysics 1970). He studied under two Nobel Laureates at Harvard Medical School (postdoctoral training) before joining the Harvard Faculty at Harvard (assistant professor of physiology) and subsequently at Texas Medical Center in Houston. In 1985, he started the first biotech company in Texas (Houston Biotechnology, Inc.), took it public in 1988 and was widely recognized as the Father of Texas Biotechnology. He was also chairman of the board of directors and chief executive officer of Agristar, Inc., a publicly listed Delaware corporation, until its acquisition by another entity in 1999. In 1989, he was invited to establish the Hong Kong Institute of Biotechnology to help Hong Kong’s high tech development. In 1993, Dr. Lam founded LifeTech Group to develop, manufacture and market the best Eastern and Western healthcare products. Dr. Lam is also a well-known philanthropist who first brought “Project Orbis”, the flying eye hospital, to China in 1982. To pursue his charitable mission, Dr. Lam moved back to Hong Kong in 1999 and founded the World Eye Organization to prevent and treat eye diseases for the poor, initially in China and subsequently around the world. Dr. Lam has authored over 100 research articles, some of them in prestigious journals such as Nature, 6 books published by MIT and holds over 17 U.S. and international patents. In 2001, one of Dr. Lam’s patents entitled “Edible Vaccines” was named by MIT as one of “five patents that will transform business and technology” and by Time Magazine as one of ten most important developments in the 21st century. Dr. Lam has received numerous honors and awards, including honorary professor at the Chinese Academy of Science (1985), the US High Tech Entrepreneur of the Year (1989) and Asian Society Man of the Year (1991). A more detailed CV of Dr. Lam is available at the registrant’s website, www.biofield.com and www.Dominiclam.net.

Item 3.03. Material Modification to Rights of Security Holders
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 7.01 Regulation FD Disclosure.
Item 8.01. Other Events.

THE COMPLETION OF THE REGISTRANT’S 1 FOR 10 REVERSE STOCK SPLIT

NASDAQ OMX, Corporate Data Operations advised the registrant that the 1 for 10 reverse stock split of the registrant’s common stock would take effect at the open of business June 20, 2008. The registrant’s new symbol on this date will be BZEC.  The registrant’s new CUSIP number is 090591 603. The details of the reverse stock split were last reported in the registrant’s Schedule DEF 14C definitive information statement filed on April 22, 2008 and mailed to all shareholders of record on April 23, 2008, a copy of which is available at http://www.sec.gov/Archives/edgar/data/1007018/000112178108000183/ biofielddef14c42208.htm. The registrant also issued a press release regarding the reverse split on June 20, 2008, a copy of which is available at http://biz.yahoo.com/bw/080620/ 20080620005347.html?. v=1&printer=1.

Prior to such approval by NASDAQ, and as required by NASDAQ, the registrant filed on May 23, 2008 with the Secretary of State for the State of Delaware a Certificate of Amendment to the Certificate of Incorporation in connection with its 1 for 10 reverse stock split, a copy of which is attached hereto as Exhibit 2.1, and a draft of which was attached as an exhibit to its Schedule DEF 14C definitive information statement filed on April 22, 2008 and mailed to shareholders of record on April 23, 2008.  The registrant’s Articles of Incorporation were amended as follows:

Article FOURTH of the Articles of the Corporation shall be amended by deleting the entire Article and replacing it as follows:

“ The authorized capital stock of the Corporation shall be 72,300,000 shares consisting of 60,000,000 shares of Common Stock, par value $0.001 per share and 12,300,000 shares of Preferred Stock, par value $0.001 per share. The outstanding shares of Common Stock shall be reverse split on a one-for-ten basis, effective as of the effective date of this Certificate of Amendment.  No fractional shares shall be issued in connection with the reverse split. Instead, any resulting fractional shares shall be rounded up to the nearest whole number.”

The registrant has posted on its website, www.biofield.com, the procedures, forms, and other information required and provided by its transfer agent, American Stock Transfer and Trust Company (AST), for its shareholders to exchange pre-split share certificates for post-split share certificates, including a letter which the transfer agent has asked the registrant to provide to shareholders, accessible at:
http://biofield.com/news.php?hash=65c0a262d8c2ebce8b7f22d88ba5e197&mnid=5&page=

FINRA APPROVED REGISTRANT’S UPLIST OFF OF THE PINK SHEETS TO THE OCTBB

On June 19, 2008 the registrant was advised that the Financial Industry Regulatory Authority (FINRA) had approved the Form 15c-211 exemption request form filed by a market maker with respect to the registrant.  The registrant was advised that as of June 20, 2008 the registrant will be uplisted off of the Pink Sheet Electronic OTC Markets and will trade on the OTC Bulletin Board under its new stock symbol BZEC.

MACKAY GROUP AGREES TO VEND BACK ITS MASTER LICENSE INTO BIOFIELD

On June 23, 2008 the registrant issued a press release stating, among other things that “[Dr. Dominic] Lam and [James] MacKay also announced an agreement to vend back into Biofield the master license agreement between Biofield and the MacKay Group (MKG). Lawyers are drawing up the paperwork for this arms-length transaction as well as for the Chinese JV’s purchase of Biofield devices and sensors directly from Biofield.” A copy of the press release can be accessed at http://www.businesswire.com/ portal/site/google?ndmViewId=news_view&newsId=20080623005579&newsLang=en.

BIOFIELD RELEASES DETAILS ABOUT THE NATIONAL HEALTHCARE NETWORK WHICH WILL PROVIDE BIOFIELD'S AND OTHER TECHNOLOGY IN CHINA

On June 24, 2008 the registrant issued a press release providing details about the national healthcare network which will provide its and other technology in China.  A copy of the press release can be accessed at http://biz.yahoo.com/bw/080624/20080624006373.html?.v=1.

Item 9.01.                      Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed in accordance with Item 601 of Regulation S-B:

EXHIBIT INDEX

Exhibit No.	Description

2.1	Certificate of Amendment of Certificate of Incorporation filed
With the State of Delaware on May 23, 2008 in connection
With the reverse stock split

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 26, 2008	BIOFIELD CORP.

By:	/s/ Michael J. Antonoplos
Name: Michael J. Antonoplos
Title: Chief Execujtive Officer